FIRST AMENDMENT AGREEMENT

                      Dated as of September 13, 1999

                                   among

                             PHOTRONICS, INC.

                          The Lenders Party Hereto

                         THE CHASE MANHATTAN BANK,
                          as Administrative Agent

                                    and

                           THE BANK OF NEW YORK,
                          as Documentation Agent


















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     FIRST AMENDMENT AGREEMENT, dated as of September 13, 1999, among
PHOTRONICS, INC., a Connecticut corporation (the "Company"), the LENDERS party hereto, THE CHASE MANHATTAN BANK, as Administrative Agent, and THE BANK OF NEW YORK, as Documentation Agent.

     WHEREAS, the Company, the Borrowing Subsidiaries, the Lenders, the Administrative Agent and the Documentation Agent have entered into that certain Credit Agreement dated as of November 19, 1998 (as in effect prior to the effectiveness of this Agreement, the "Existing Credit Agreement," and, as amended by this Agreement, the "Amended Credit Agreement"), pursuant to which the Lenders have agreed, subject to the terms and conditions therein set forth, to make or participate in Loans to, and to issue or participate in Letters of Credit for the account of, the Borrowers;

     WHEREAS, the Company, the Lenders, the Administrative Agent and the Documentation Agent have agreed to enter into this Agreement to provide for, among other things, the modification of certain covenants and the waivers of certain Defaults and Events of Default; and

     WHEREAS, the Loan Documents (including, without limitation, this Agreement and the Amended Credit Agreement), as amended and supplemented by this Agreement and as each may be amended or supplemented from time to time, are referred to herein as the "Amended Loan Documents".

     NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                 ARTICLE I

                 Amendments to Existing Credit Agreement.

     Each of the Company and, subject to the satisfaction of the conditions set forth in Article III, the Lenders hereby consents and agrees to the amendments to the Existing Credit Agreement set forth below:

     (a)     The definition of "Capital Expenditure Ratio" contained in
Section 1.01 of the Existing Credit Agreement is hereby amended and restated to read as follows:

     "Capital Expenditure Ratio" means, on any date, the ratio of
(a) Consolidated Capital Expenditures (exclusive of amounts expended in connection with Permitted Business Acquisitions) for the period of four consecutive fiscal quarters of the Company most recently ended as of such date to (b) (i) Consolidated EBITDA for the period of four consecutive fiscal quarters of the Company most recently ended as of such date, plus (ii) solely for the purpose of determining the Capital Expenditure Ratio for the fiscal quarter of the Company ending on January 30, 2000, $10,000,000.


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    (b)     Section 6.13 of the Existing Credit Agreement is hereby
amended and restated to read as follows:


     SECTION 6.13. Interest Coverage Ratio. The Company will not permit the Interest Coverage Ratio as determined as of the end of each fiscal quarter of the Company to be less than (a) if such fiscal quarter ends on October 31, 1999, 3.00 to 1.00 or (b) if such fiscal quarter ends thereafter, 4.00 to 1.00.

    (c) Section 6.14 of the Existing Credit Agreement is hereby amended and restated to read as follows:

     SECTION 6.14. Fixed Charge Coverage Ratio. The Company will not permit the Fixed Charge Coverage Ratio as determined as of the end of each fiscal quarter of the Company ending on or after July 30, 2000 to be less than (a) if such fiscal quarter ends on July 30, 2000, 1.25 to 1.00 or (b) if such fiscal quarter ends thereafter, 2.00 to 1.00.

    (d) Section 6.16 of the Existing Credit Agreement is hereby amended and restated to read as follows:

     SECTION 6.16. Capital Expenditure Ratio. The Company will not permit the Capital Expenditure Ratio as determined as of the end of each fiscal quarter of the Company to exceed (a) if such fiscal quarter ends on October 31, 1999, 1.25 to 1.00, (b) if such fiscal quarter ends on January 30, 2000 or on April 30, 2000, 1.00 to 1.00 or (c) if such fiscal quarter ends after April 30, 2000, 1.25 to 1.00.


                               ARTICLE II

                     Representations and Warranties

     The Company hereby represents and warrants that as of the Effective
Date:

     Section 2.01 Existing Representations and Warranties. Each of the representations and warranties contained in Article III of the Existing Credit Agreement and in each of the other Loan Documents is true and correct, except that any representation or warranty limited by its terms to a specific date shall be true and correct as of such specific date.







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     Section 2.02  No Defaults.   After giving effect to the waivers
granted under Article IV, no event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Existing Credit Agreement, and no event has occurred and no condition exists which would constitute a Default or an Event of Default as defined in the Amended Credit Agreement.

     Section 2.03 Power and Authority; No Conflicts. The execution, delivery and performance by each of the Loan Parties of the Amended Loan Documents to which it is a party are within such Loan Party's corporate, partnership or limited liability company powers and have been duly authorized by all necessary corporate, partnership or limited liability company and, if required, stockholder, partner or member action. Each Amended Loan Document to which any Loan Party is a party has been duly executed and delivered by such Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

     Section 2.04 Governmental Approvals; No Conflicts. The execution, delivery and performance by each of the Loan Parties of the Amended Loan Documents to which it is a party (a) do not require the Company or any Subsidiary to obtain or make any consent or approval of, registration or filing with, or other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect or that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (b) will not violate any law or regulation applicable to the Company or any Subsidiary, or the charter, by-laws or other organizational documents of the Company or any Subsidiary, or any order of any Governmental Authority applicable to the Company or any Subsidiary, except as to any law, regulation or order the violation of which could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any Subsidiary or their respective assets, or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries, except for any such violations, defaults or rights to require payment that could not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect, and (d) will not result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.







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     Section 2.05  Financial Condition; No Material Adverse Change.  (a)
The Company has heretofore furnished to the Lenders the consolidated and consolidating balance sheets of the Company and its consolidated Subsidiaries and the related statements of income, stockholders equity and cash flows (i) as of and for the fiscal years ended October 31, 1996, November 2, 1997 and November 1, 1998, such consolidated financial statements being reported on by Deloitte & Touche LLP, independent public accountants, and (ii) as of and for the fiscal quarter and the portion of the fiscal year ended August 1, 1999. Such financial statements present fairly, in all material respects, the financial condition and results of operations and cash flows of the Company and its consolidated Subsidiaries as of such dates and for such periods in accordance with GAAP, subject to year-end audit adjustments and the absence of footnotes in the case of the statements referred to in clause (ii) above.

          (b) Since August 1, 1999, there has been no material adverse change in the business, assets, operations, prospects or condition, financial or otherwise, of the Company and the Subsidiaries, taken as a whole.

                               ARTICLE III

                          Conditions Precedent

     The effectiveness of this Agreement is subject to the condition precedent that the Administrative Agent, the Documentation Agent and the Lenders shall have received on or before September 13, 1999 (the
"Effective Date") each of the following, in form and substance satisfactory to the Administrative Agent, the Documentation Agent and the Required Lenders:

          (a) counterparts of this Agreement executed by each of the Company, the Required Lenders, the Administrative Agent and the
Documentation Agent;

          (b) certified complete and correct copies of each of the financial statements referred to in Section 2.05; and

          (c) an amendment fee for the account of each Lender equal to .04% of such Lender's Commitment together with all fees and disbursements required to be paid pursuant to Section 5.04.

                               ARTICLE IV

                                 Waivers

     Subject to the satisfaction of the conditions set forth in Article III, each of the Lenders hereby waives any Default or Event of Default arising from noncompliance by the Company with Section 6.13 of the Existing Credit Agreement for the fiscal quarter of the Company ended August 1, 1999 so long as the Interest Coverage Ratio as determined for such fiscal quarter is not less than 3.00 to 1.00.

                               ARTICLE V

                              Miscellaneous

     Section 5.01 Defined Terms. The terms used herein and not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.

     Section 5.02 Nonwaiver. Except as set forth in Article IV, the terms of this Agreement shall not operate as a waiver by the Administrative Agent, the Issuing Bank or any Lender or otherwise prejudice the rights, remedies or powers of the Administrative Agent, the Issuing Bank or any Lender under the Amended Credit Agreement, under any other Amended Loan Document or under applicable law. Except as set forth in Article I: (x) no terms and provisions of the Loan Documents are modified or changed by this Agreement; and (y) the terms and provisions of the Loan Documents shall continue in full force and effect.

     Section 5.03 Waivers; Amendments. Any provision of this Agreement may be amended or modified only by an agreement or agreements in writing signed by the Company and the Required Lenders, or by the Company and the Administrative Agent acting with the consent of the Required Lenders.

     Section 5.04 Expenses. The Company shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Agreement, the other Amended Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated).

     Section 5.05 Notices. All notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy in accordance with the terms of the Amended Credit Agreement.

     Section 5.06 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.

     Section 5.07 Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

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     Section 5.08  Counterparts;  Integration; Effectiveness.  This
Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. The Amended Loan Documents and the separate letter agreements with respect to fees payable to the Administrative Agent and the Documentation Agent constitute the entire contract among the parties relating to the subject matter thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the satisfaction of the conditions set forth in Article III, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 5.09 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.






























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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                              PHOTRONICS, INC., a Connecticut corporation



                              By  _______________________________________
                                  Name:
                                  Title:


                              THE CHASE MANHATTAN BANK, individually
                              and as Administrative Agent,



                              By  _____________________________________
                                  Name:
                                  Title:


                              THE BANK OF NEW YORK, individually and as
                              Documentation Agent



                              By  _____________________________________
                                  Name:
                                  Title:


                              FIRST UNION NATIONAL BANK



                              By  _____________________________________
                                  Name:
                                  Title:


                              FLEET NATIONAL BANK



                              By  _____________________________________
                                  Name:
                                  Title:

                              HSBC BANK USA



                              By  _____________________________________
                                  Name:
                                  Title:


                              PEOPLE'S BANK



                              By  _____________________________________
                                  Name:
                                  Title:


                              STATE STREET BANK AND TRUST COMPANY



                              By  _____________________________________
                                  Name:
                                  Title: